Dreyfus New Jersey
Municipal Money Market Fund, Inc.

SEMIANNUAL REPORT July 31, 1999

(reg.tm)







The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.




                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover



                                                                       The Fund

                                 Dreyfus New Jersey Municipal Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus New Jersey Municipal Money Market Fund, covering the six-month period from February 1, 1999 through July 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Karen Hand.

Yields on tax-exempt money market securities generally rose over the reporting period. This was due to signs of robust U.S. economic growth that became evident early in 1999, fueling fears that inflationary pressures might re-emerge in an overheated economy. In response to inflation concerns, the Federal Reserve raised short-term interest rates by one-quarter of a percentage point on June 30, effectively reversing a portion of last fall's rate cuts.

However, tax-exempt money market yields generally did not rise as much as taxable money market yields because short-term tax-exempt securities were influenced by unique supply-and-demand factors. Strong economic conditions have curtailed many municipalities' need to borrow over the short term, reducing the available supply of tax-exempt money market securities. Yet, investor demand remained strong from individuals seeking to minimize their tax liabilities. This imbalance helped constrain the rise of tax-exempt money market yields during the reporting period relative to most sectors of the taxable money markets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus New Jersey Municipal Money Market Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
August 10, 1999






DISCUSSION OF FUND PERFORMANCE

Karen Hand, Portfolio Manager

How did Dreyfus New Jersey Municipal Money Market Fund perform during the period?

For the six-month period ended July 31, 1999, the fund produced an annualized yield of 2.34% . Taking into account the effects of compounding, the fund provided an annualized effective yield of 2.37%.(1) The fund provided a total return (not annualized) of 1.17%(2) compared to the Lipper New Jersey Tax-Exempt Money Market Funds category average total return (not annualized) of 1.19% for the same period.(3)

What is the fund's investment approach?

Our goal is to seek a high level of federal and New Jersey state tax-exempt income while maintaining a stable $1.00 share price. We also attempt to be especially vigilant in our efforts to preserve capital.

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high-quality, tax-exempt money market instruments from New Jersey issuers. Second, we actively manage the fund' s average maturity in anticipation of interest rate trends and supply-and-demand changes in New Jersey's short-term municipal marketplace.

For example, if we expect supply to increase temporarily when many municipalities issue short-term debt at once, we may reduce the fund's average maturity to make cash available for the purchase of higher-yielding securities. That' s because yields tend to rise if many issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and, therefore, lower yields, we may increase the fund's average maturity to maintain current yields for as long as practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest rate trends.

Effective  August  12,  1999,  Ms.  Jill  Shaffro McGovern will assume portfolio
management   responsibilities   for   the  fund.  Ms.  McGovern  has   The  Fun




DISCUSSION OF FUND PERFORMANCE (CONTINUED)

been a member of Dreyfus' tax-exempt investment team for more than a decade, and so I anticipate no changes in the fund's management approach.

What other factors influenced the fund's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. They did so by reducing key short-term interest rates, which was intended to help boost economic activity. An additional consequence was lower yields on money market securities.

The Federal Reserve Board's strategy was apparently successful: evidence emerged in 1999 that economies in Japan and Southeast Asia had begun to recover, and the growth of the U.S. economy was stronger than most analysts expected. In the United States, consumer confidence was at a 30-year high, and employment was strong, with hourly wages rising.

This positive economic news raised concerns among fixed-income investors that inflation pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates on June 30, effectively offsetting a portion of last fall's decrease. Because the market anticipated this change in monetary policy in the weeks before it was announced, short-term tax-exempt yields rose during the second quarter.

However, tax-exempt money market yields did not rise as much as comparable taxable yields. That's primarily because New Jersey -- and many other states -- have enjoyed higher tax revenues during this period of economic prosperity.

What is the fund's current strategy?

We have continued to focus on very high-quality, liquid money market instruments from a wide array of New Jersey issuers. Some of the most frequently used instruments include Variable Rate Demand Notes (VRDNs), which are issued by investment banks through the securiti zation of longer-term municipal bonds. With a put feature attached to each VRDN, of either one or seven days, we believe that VRDNs afford a high degree of liquidity as well as high credit quality to the portfolio. Accordingly, as of July 31, much of the fund's portfolio was composed of VRDNs. The remainder was comprised primarily of tax-exempt commercial paper and New Jersey tax-exempt notes.

Also as of July 31, the fund's average maturity remained at the long end of the neutral range. By maintaining a neutral-to-long average maturity, our strategy has been to retain the flexibility we need to capture competitive yields while maintaining the flexibility we need to respond quickly to changing market conditions.

August 10, 1999

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(2) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS.

(3)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund



STATEMENT OF INVESTMENTS

July 31, 1999 (Unaudited)

                                                                                                Principal
TAX EXEMPT INVESTMENTS--99.0%                                                                  Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--94.3%

Atlantic County Improvement Authority, Revenue, VRDN

   (Aces Pooled Government Loan Program)

   2.60% (LOC; Krediet Bank)                                                                  4,800,000  (a)           4,800,000

Bayonne Municipal Utilities Authority

   (Sewer Project) 3.50%, 5/5/2000                                                           12,000,000               12,026,487

Burlington County, BAN:

   3.25%, 11/4/1999                                                                           8,929,500                8,934,555

   3.50%, 6/9/2000                                                                            8,648,000                8,670,160

Essex County, TAN 3.50%, 11/18/1999                                                          22,000,000               22,021,166

Essex County Improvement Authority:

   BAN 3.50%, 3/31/2000                                                                      20,000,000               20,045,015

   Revenue, VRDN:

      (Aces Pooled Government Loan Program)
         2.60% (LOC; Banco Santander)                                                        14,200,000  (a)          14,200,000

      (County Asset Sale Project)
         3.05% (Insured; AMBAC and Liquidity Facility;
         Morgan Guaranty Trust Co.)                                                          10,000,000  (a)          10,000,000

Hudson County Improvement Authority, VRDN

   (Essential Purpose Pooled Government Loan)
   3.05% (LOC; Comerica Bank)                                                                16,240,000  (a)          16,240,000

Monmouth County Improvement Authority, Revenue, VRDN

   (Aces Pooled Government Loan Program)
   2.65% (LOC; The Bank of New York)                                                         23,000,000  (a)          23,000,000

New Jersey Economic Development Authority, VRDN:

   Dock Facility Revenue, Refunding (Bayonne/Imtt Project)
      3.30%, Series A (LOC; First Chicago Corp.)                                              3,000,000  (a)           3,000,000

   EDR:

      (Exit 8A Limited Partnership Project)
         3.05% (LOC; European American Bank)                                                  5,700,000  (a)           5,700,000

      (Merck and Co. Inc.) 3.65%, Series A (LOC; Merck and Co.)                               1,000,000  (a)           1,000,000

         Refunding (Hartz and Rex Associates)
         3.275%, Series B (LOC; Citibank)                                                     2,000,000  (a)           2,000,000

      (White Horse Pike Limited Project)
         3.40% (Corp. Guaranty; Household Finance Corp.)                                      7,600,000  (a)           7,600,000

   Mortgage Facilities Revenue (Rennoc Corp. Project)

      3.40% (LOC; First Union National Bank of North Carolina)                                3,505,000  (a)           3,505,000

   Natural Gas Facilities Revenue, Refunding

      (New Jersey Natural Gas Co. Project)
      2.60%, Series A (Insured; AMBAC and Liquidity Facility;
      The Bank of New York)                                                                   4,845,000  (a)           4,845,000

   PCR, Refunding:

      (Hoffman La Roche Inc.)
         3.20% (LOC; Wachovia Bank of Georgia)                                               20,000,000  (a)          20,000,000




                                                                                               Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                             Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Economic Development Authority, VRDN (continued):

  PCR, Refunding (continued):

    (Public Service Electric and Gas Co.)

         2.60%, Series A (Insured; MBIA and Liquidity Facility;
         Union Bank of Switzerland)                                                          13,300,000  (a)          13,300,000

   Water Facilities Revenue, Refunding
      (United Water New Jersey Inc. Project)

      3.40%, Series A (Insured; AMBAC and Liquidity Facility;
      The Bank of New York)                                                                   8,200,000  (a)           8,200,000

New Jersey Health Care Facilities Financing Authority,

  Revenue, VRDN
  (Hospital Capital Asset Financing):

      2.90%, Series A (LOC; Chase Manhattan Bank)                                            12,200,000  (a)          12,200,000

      2.90%, Series D (LOC; Chase Manhattan Bank)                                            10,000,000  (a)          10,000,000

New Jersey Higher Education Assistance Authority,

   Student Loan Revenue, Refunding
   3.10%, Series B, 6/1/2000 (Insured; MBIA and
   Liquidity Facility; Landesbank Hessen)                                                     6,000,000                6,000,000

New Jersey Sports and Exposition Authority,

  State Contract, VRDN

   2.85%, Series C (Insured; MBIA and Liquidity Facility;
   Credit Suisse)                                                                            25,310,000  (a)          25,310,000

New Jersey Turnpike Authority, Turnpike Revenue,

   Refunding, VRDN
   2.50%, Series D (Insured; FGIC and Liquidity Facility;
   Societe Generale)                                                                         47,800,000  (a)          47,800,000

Patterson, BAN 4%, 6/16/2000                                                                  8,304,000                8,342,585

Port Authority of New York and New Jersey,

  Special Obligation Revenue, VRDN
  (Versatile Structure Obligation):

      3.25%, Series 3 (Liquidity Facility;
         Morgan Guaranty Trust Co.)                                                           9,000,000  (a)            9,000,000

      3.25%, Series 5 (Liquidity Facility;
         Bayerische Landesbank)                                                              25,850,000  (a)           25,850,000

      3.30%, Series 4 (LOC; Landesbank Hessen)                                               27,150,000  (a)           27,150,000

      3.30%, Series 6 (Liquidity Facility; Bank of Nova Scotia)                              22,850,000  (a)           22,850,000

South Jersey Transportation Authority, BAN

   2.95%, 11/3/1999 (LOC; First Union National Bank
   of North Carolina)                                                                        20,000,000                20,000,000

Trenton, BAN 3.50%, 5/19/2000                                                                10,000,000                10,022,996

Union County Industrial Pollution Control Financing Authority,
   PCR, Refunding, VRDN

   (Exxon Project) 2.90% (LOC; Exxon Corp.)                                                   6,400,000  (a)            6,400,000

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                     Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                             Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--4.7%

Commonwealth of Puerto Rico,

   Government Development Bank, Refunding, VRDN
   2.55% (Insured; MBIA and Liquidity Facility; Credit Suisse)                               22,100,000  (a)          22,100,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $462,112,964)                                                             99.0%              462,112,964

CASH AND RECEIVABLES (NET)                                                                         1.0%                4,760,931

NET ASSETS                                                                                       100.0%              466,873,895




Summary of Abbreviations

AMBAC           American Municipal Bond                                MBIA         Municipal Bond Investors Assurance

                   Assurance Corporation                                                Insurance Corporation

BAN             Bond Anticipation Notes                                PCR          Pollution Control Revenue

EDR             Economic Development Revenue                           TAN          Tax Anticipation Notes

FGIC            Financial Guaranty Insurance Company                   VRDN         Variable Rate Demand Notes

LOC             Letter of Credit

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 88.6

Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                    11.4

                                                                                                                 100.0

A  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

B SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE
BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund




STATEMENT OF ASSETS AND LIABILITIES

July 31, 1999 (Unaudited)

                                                                                                               Cost         Value
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of

Investments                                                                                                462,112,964  462,112,964

Cash                                                                                                                      2,408,756

Interest receivable                                                                                                       2,606,277

Prepaid expenses and other assets                                                                                            36,338

                                                                                                                        467,164,335
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                                               229,862

Accrued expenses                                                                                                             60,578

                                                                                                                            290,440
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                                          466,873,895
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                                         467,116,216

Accumulated net realized gain (loss) on investments                                                                       (242,321)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                                          466,873,895
------------------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING

(2 billion shares of $.001 par value Common Stock authorized)                                                           467,116,216

NET ASSET VALUE, offering and redemption price per share ($)                                                                   1.00

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Six Months Ended July 31, 1999 (Unaudited)


------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME ($):


INTEREST INCOME                                                                                                           6,990,665

EXPENSES:

Management fee--Note 2(a)                                                                                                 1,164,376

Shareholder servicing costs--Note 2(b)                                                                                      295,434

Professional fees                                                                                                            26,780

Custodian fees                                                                                                               24,014

Directors' fees and expenses--Note 2(c)                                                                                      16,100

Prospectus and shareholders' reports                                                                                          8,123

Registration fees                                                                                                             6,460

Miscellaneous                                                                                                                 5,110

TOTAL EXPENSES                                                                                                            1,546,397

INVESTMENT INCOME--NET, representing net increase in net assets

  resulting from operations                                                                                               5,444,268

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF CHANGES IN NET ASSETS

                                                                             Six Months Ended
                                                                                July 31, 1999                         Year Ended
                                                                                   (Unaudited)                  January 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS ($):


Investment income--net                                                               5,444,268                         13,110,679

Net realized gain (loss) on investments                                                --                                (62,972)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                                         5,444,268                         13,047,707
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                                                              (5,444,268)                       (13,110,679)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                                                      285,708,354                        674,108,432

Dividends reinvested                                                                 4,864,405                         11,791,866

Cost of shares redeemed                                                           (298,744,963)                      (737,057,088)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                                                  (8,172,204)                       (51,156,790)

TOTAL INCREASE (DECREASE) IN NET ASSETS                                             (8,172,204)                       (51,219,762)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of period                                                                475,046,099                        526,265,861

END OF PERIOD                                                                      466,873,895                        475,046,099

SEE NOTES TO FINANCIAL STATEMENTS.





FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                       Six Months Ended
                                                          July 31, 1999                     Year Ended January 31,
                                                                         ----------------------------------------------------------
                                                             (Unaudited)  1999        1998          1997         1996        1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning

   of period                                                  1.00        1.00       1.00           1.00         1.00        1.00

Investment Operations:

Investment income--net                                         .012        .027       .029           .027         .032        .025

Distributions:

Dividends from investment
   income--net                                                (.012)      (.027)     (.029)         (.027)       (.032)      (.025)

Net asset value, end of period                                1.00        1.00       1.00           1.00         1.00        1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                              2.36(a)     2.69       2.96           2.75         3.25        2.55
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                                  .66(a)      .67        .64            .65          .59         .42

Ratio of net investment income
   to average net assets                                      2.34(a)     2.65       2.92           2.71         3.21        2.52

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                                 --          --         --             --           .06         .22
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                             466,874     475,046     526,266       561,260      647,557     772,913

(A)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus New Jersey Municipal Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Under the terms of the custody agreement, the fund received net earnings credits of $15,978 during the period ended July 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.




The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $242,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 1999. If not applied, $900 of the carryover expires in fiscal 2000, $2,300 expires in fiscal 2002, $39,800 expires in fiscal 2003, $115,000 expires in fiscal 2004, $4,000 expires in fiscal 2005, $17,000 expires in fiscal 2006 and $63,000 expires in fiscal 2007.

At July 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended July 31, 1999, the fund was charged an aggregate of $158,258 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly owned subsidiary of the Manager, under a transfer agency agreement, for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 1999, the fund was charged $91,434 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.




                                                           For More Information

                        Dreyfus New Jersey Municipal Money Market Fund 200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        90 Washington Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor
                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109




To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET
Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  758SA997


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